Exhibit 99.1
Morgan Stanley Basic Materials Conference February 21, 2007 Peabody Energy NYSE: BTU Exhibit 99.1

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of January 25, 2007. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; customer performance and credit risk; supplier performance, and the availability and cost of key equipment and commodities; availability and costs of transportation; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments; the outcome of pending or future litigation; coal and power market conditions; weather patterns affecting energy demand; availability and costs of competing energy resources; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 1/25/07

BTU: The Only Global Pure-Play Coal Investment Growing revenue profile and productivity initiatives lead to expanded margins Future committed sales at favorable prices offer strong revenue visibility 10+ billion ton reserve base and diverse portfolio of safe, low-cost operations Significant future coal demand from new generation, global expansion and Btu Conversion Fifth successive year of record results World's Largest Private-Sector Coal Company

INDUSTRY OVERVIEW

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Major Market Drivers Provide Strong Outlook for Coal Regulatory Environment: Safety and Permitting High Cost of Competing Fuels High Steel Demand Strong U.S. Economic Growth Soaring Energy Demand in China and India Higher Utilization of Existing Coal Fleet Major Build-Out of New Coal-Based Plants Coal-to-Liquids Plants and Btu Conversion Rail and Port Constraints Diminishing Low-Cost Reserves Scarcity of Equipment and Labor Escalating Cost Structures

China, U.S. and India Represent Vast Majority of Global Coal Growth +763 +456 +3,114 Growth in Total Annual Coal 2003-2030 (Million Short Tons) +137 +22 Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

Australia/Newcastle China/Qinhuangdao Columbia/Bolivar into ARA Russia/Vostochniy South Africa/Richards Bay 2006 41.75 48 44 44 43.25 2007 52.65 59 51 67 51.2 Hard Coking Metallurgical 2006 115 2007 98 Jan '06 International Thermal Coal Prices Well Above Prior Year in Key Markets Index Prices for Key Global Products Australia/ Newcastle China/ Qinhuangdao Colombia/ Bolivar Russia/ Vostochniy South Africa/ Richards Bay Hard Coking Metallurgical PCI $116.00 PCI 2006 65 2007 67.5 Source: McCloskey's Coal Report, Jan. 26 and Feb. 9, 2007; Industry Reports. Jan '06 Jan '06 Jan '06 Jan '06 Jan '06 Jan '06 Feb '07 Feb '07 Feb '07 Feb '07 Feb '07 Jan '07 Jan '07 $41.75 $52.65 $48.00 $59.00 $44.00 $51.00 $44.00 $67.00 $43.25 $51.20 $65.00 $67.50 $98.00

Turning the Page on a New Year Following Soft 2006 U.S. Coal Markets 2006 markets show slightly higher production but unusual decline in coal use by electricity generators Stockpiles above "normal" five-year levels U.S. EIA now projects 59 million ton swing in 2007 supply-demand fundamentals Production -35 Demand +24 U.S. Coal 2007 Outlook (Tons in Millions) Source: U.S. Energy Information Administration Short-Term Energy Outlook; NMA Weekly Statistical Review.

U.S. Market: Continued CAPP Declines as Powder River Basin Captures Share 2007 begins with lower production, higher coal use Year-to-date production down 2% Year-to-date electricity generation up 8% U.S. production cutbacks occurring as higher-cost Central Appalachia mines edged off the cost curve Railroad fluidity grows as PRB market expands Assumes Central Appalachian (CAPP) coal with second through fourth quarter average 2007 NYMEX pricing per Argus Coal Daily and delivery cost of $14/ton, Southern Powder River Basin (SPRB) coal with second through fourth quarter average 2007 PRB 8800 pricing per Argus Coal Daily with delivery cost of $25/ton, and Selective Catalytic Reduction (SCR) technology to control NOx. Allowances assume 2007 pricing of $468 for SO2 and $950 for NOx (applicable May through September). Source: EIA and industry reports. Parity Pricing: $50 CAPP = $22 PRB 8800 $40 CAPP = $15 PRB 8800

Powder River Basin: Going East in Greater Volumes Areas With Test Burns 22 BNSF Test Burns Recently Complete; 10 in Queue

COMPANY OVERVIEW

Source: Most recent company reports and websites, and SEC filings. Values are on a short-ton basis. Peabody sales and reserves based on 2006 unaudited data. Peabody is World Leader in Sales and Reserves

Peabody Taking Decisive Near-Term Steps Within Mixed Coal Markets Expanding internationally where markets and margins are strongest Tightly managing the cost structure Matching production with demand Exercising capital discipline Optimizing sales contracting and coal trading Key Initiatives Include... Peabody is targeting a 10%+ improvement in productivity at North Antelope Rochelle with a new dragline in 2007.

BASE PLAN Relentlessly control costs "Bring home" the plan Execute core strategies Carefully invest in high-return projects STRONG MARKET ENVIRONMENT Generate strong cash flows Pursue organic growth to meet high demand SOFT MARKET ENVIRONMENT Generate strong cash flows Match production with demand Exercise capital discipline & pay down debt Pursue acquisitions & position for upturn DESIRED OUTCOME SUPERIOR SHAREHOLDER RETURNS UNDER ALL MARKET CONDITIONS Peabody Targets Superior Returns in All Market Conditions

2001 2002 2003 2004 2005 2006 16 105.5 95 178 423 601 2001 2002 2003 2004 2005 2006 378 406.1 410.3 559 870 1080 Peabody Achieves Improving Performance in All Market Conditions 2001 2002 2003 2004 2005 2006 2577 2717 2815 3632 4644 5256 EBITDA In millions. Excludes discontinued operations, charges related to 2003 pre-tax debt extinguishment and cumulative effect of accounting changes. Revenues Income

2002 2003 2004 2005 2006 13 25.4 3.8 75.2 112.3 2002 2003 2004 2005 2006 3 2.2 50.4 202.6 278.4 Peabody Continues to Grow EBITDA Across All Business Operations 2002 2003 2004 2005 2006 576.3 556.1 682.5 833.7 857.2 Trading and Brokerage Australia Operations Resource Management 2002 2003 2004 2005 2006 37.1 45.8 41 43.1 92.6 U.S. Operations 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 In millions. Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment.

Peabody's Long-Term Strategies Target Margin Expansion and Growth Executing the basics: best-in-class safety, operations and marketing Capitalizing on organic growth opportunities Expanding in high-growth global markets Participating in new generation and Btu Conversion projects

Source: Peabody 2006 data; U.S. Department of Labor, Occupational Safety & Health Administration, 2005 data. Peabody 2006 3.05 Wholesale 4.5 Utilities 4.6 Leisure & Hospitality 4.7 Retail 5 Coal Mining 5.1 Education & Health Services 5.5 Agriculture/Forestry/Fishing/Hunting 6.1 Construction 6.3 Manufacturing 6.3 Transportation & Warehousing 7 Wholesale Utilities Coal Mining Retail Agriculture/Forestry/Fishing/Hunting Manufacturing Transportation & Warehousing Education & Health Services Leisure & Hospitality Construction Peabody Safety Performance Better Than U.S. Industries Accidents Per 200,000 Hours 3.0 5.1 Executing the Basics: Safety is the Key Peabody 2006

Executing the Basics: Leading Productivity Rawhide Caballo North Antelope Rochelle Industry Average (Underground) Industry Average (Surface) Nine months 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Most Productive Coal Mines in the World #1 #2 #4 Industry Average (SPRB) Peabody Others

Market 2006 2006 Position Sales Reserves Wyoming PRB #1 138 3,500 Midwest #1 39 4,170 Colorado #1 9 230 Southwest #2 13 980 Appalachia #5 15 560 Australia* #5 11 800 Venezuela #1 7 205 Millions of short tons World's Largest Coal Company: Peabody's Base Portfolio of Operations St. Louis Dominion Queensland Dalrymple Bay Newcastle Brisbane Venezuela Santa Cruz New South Wales Kembla * Market position pro forma for Excel mines under development. 2006 sales volumes in millions of short tons. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Reserves based on 2006 proven and probable for areas shown. Source: Peabody analysis & industry reports. Gladstone

International Expansion Increases Peabody Presence in High-Growth, High-Margin Markets Significant growth platform from major expansion projects at three mines Excel: 500+ million tons of reserves for growth 1 billion tons of coal resources 1.5 million acres of exploration rights 2007 EBITDA from Excel targeted at $160 - $180 million Excel Triples Peabody's Australia Production

Excel Triples Peabody's Presence in Largest Export Nation Targeting 30 Million Tons in 2008

Btu Conversion Technologies Expand Markets for Coal Bipartisan support from Senators Obama & Bunning, others for CTL President Bush alternative fuel initiative supportive of CTL Ethanol is also a major coal consumer Air Force sees half of Defense needs from CTL by 2020 China developing 27 new CTL plants New Markets Will Include CTG and CTL

Peabody

New Uses Could More Than Double U.S. Coal Market

Coal-to-Liquids
U.S. Southern States Energy Board calls for 1 billion tons/year by 2030

Ethanol
President's initiative could require 40 million tons per year or more

New Generation
U.S. Department of Energy projects 154 GW in U.S. by 2030

Current Base
1.1 billion tons per year for generation and steel

Hydrogen
FutureGen and other projects would use coal to fuel a hydrogen economy

Coal-to-Natural Gas
National Coal Council calls for 340 million tons per year for CTG

Steel
U.S. met coal rises with global steel growth (~5% CAGR through 2010)

Existing Coal Generation
U.S. plants could increase use by 150 million tons per year

Sources: International Iron and Steel Institute, October 2, 2006; existing coal generation per Peabody estimate.

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Continental U.S. Proven Oil Reserves 126 205 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 167 111 Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has 30 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Largest U.S. Natural Gas Company 14

Source: Company filings and reports. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis

2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 410 559 870 1080 1325 Revenue growth from strong sales contracts Global expansion in high-margin, high- demand regions Capital discipline and controlled production growth Leading reserves for long mine lives Btu Conversion markets $410 $559 $870 $1,080 Target $1,200 - $1,450 EBITDA ($ in Millions) Navigation Through Near-Term Issues and Execution of Strategies Peabody Has an Outstanding Outlook

Morgan Stanley Basic Materials Conference February 21, 2007 Peabody Energy NYSE: BTU